UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2015 (April 20, 2015)

Date of Report (Date of earliest event reported)

HCP, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1920 Main Street, Suite 1200

Irvine, CA 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

The United States Department of Justice (“DOJ”) filed a complaint that was released from seal on April 20, 2015, against HCR ManorCare, Inc. and certain of its affiliates (collectively “HCRMC”).  The DOJ’s complaint follows a civil investigation of three previously-sealed lawsuits filed by former employees of HCRMC under the qui tam provisions of the federal False Claims Act.  The United States intervened against HCRMC in the parts of the civil actions alleging that they submitted claims to Medicare for therapy services that were not covered by the skilled nursing facility benefit, were not medically reasonable and necessary, were not skilled in nature, and therefore not entitled to Medicare reimbursement.  The cases are consolidated in the United States District Court for the Eastern District of Virginia. The DOJ complaint relates to the previously disclosed Civil Investigative Demand and related requests for information regarding HCRMC’s skilled nursing facilities coordinated by the DOJ.

HCRMC has advised HCP that it intends to vigorously defend the DOJ’s civil action. The government’s case against HCRMC is one of several brought in the past few years against skilled nursing facility operators alleging the provision of unnecessary rehabilitation therapy.  Since the case is at a preliminary stage, the ultimate outcome is uncertain.

The DOJ disclosed that it declined to intervene in the qui tam actions with respect to HCP.  HCP had been named as a defendant by one of the qui tam plaintiffs along with other defendants associated with HCRMC, including other HCRMC shareholders.

Forward-Looking Statements

The statements contained in this Current Report on Form 8-K which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and HCP intends such forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These statements include, among other things, statements and implications regarding the potential outcome and impact thereof in the False Claims Act lawsuits against HCRMC.  These statements are made as of the date hereof, are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of HCP’s and its management’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements.  These risks and uncertainties include but are not limited to: risks related to the impact of the False Claims Act lawsuits, including the possibility of larger than expected litigation costs, adverse results and related developments; any financial, legal, regulatory or reputational difficulties that HCRMC may experience; the risk that HCRMC’s financial performance will continue to decline, including as a result of the litigation; HCP’s reliance on a concentration of a small number of tenants and operators, including HCRMC, for a significant portion of its revenues; the financial weakness of tenants and operators, including potential bankruptcies and downturns in their businesses, which results in uncertainties regarding HCP’s ability to continue to realize the full benefit of such tenants’ and/or operators’ leases, including with respect to HCRMC; the ability of HCP’s tenants and operators, including HCRMC, to conduct their respective businesses in a manner sufficient to maintain or increase their revenues and to generate sufficient income to make rent and loan payments to HCP and HCP’s ability to recover investments made, if applicable, in their operations; and other risks and uncertainties described from time to time in HCP’s Securities and Exchange Commission filings, including its 2014 Annual Report on Form 10-K and quarterly reports on Form 10-Q. HCP assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. These statements should not be relied upon as representing HCP’s views as of any date subsequent to the date of this Current Report on Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, INC.
(Registrant)

Date: April 21, 2015	By:	/s/ Timothy M. Schoen
Timothy M. Schoen
Executive Vice President and Chief Financial Officer